 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 18, 2007

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12 Main Street South Minot, ND 58701
(Address of principal executive offices, including zip code)

 (701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 □    Written communications pursuant to Rule 425 under the Securities Act

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

_________________________________________________________________________________________

ITEM 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2007, the Board of Trustees of Investors Real Estate Trust (the “Company”) approved, subject to the approval and adoption by the Company’s shareholders, amendments to certain provisions of Article II, Section 1 (the “Amendments”) of the Company’s Articles of Amendment and Third Restated Declaration of Trust (the “Declaration of Trust”) that would allow the Company to issue shares and provide for transfers of shares without issuing physical certificates to evidence those shares.

The purpose of the Amendments is to enable the Company to comply with rules promulgated by the Nasdaq Stock Market, LLC requiring NASDAQ-listed issuers to be eligible for a Direct Registration Program (such as the one currently administered by the Depository Trust Company) by January 1, 2008.  A Direct Registration Program permits an investor’s ownership of shares to be recorded and maintained on the books of the issuer or the transfer agent electronically, without the issuance of a physical share certificate.  The Nasdaq rules do not mandate the elimination of physical certificates for those shareholders who still want to have a physical share certificate, and accordingly the Company’s Declaration of Trust will continue to permit certificated shares as well as uncertificated shares. The text of the proposed Amendments was included in the Company’s Proxy Statement for its 2007 Annual Meeting of Shareholders, filed with the SEC on August 3, 2007.

            On September 18, 2007, at the Company’s 2007 Annual Meeting, the Company’s shareholders approved adoption of the Amendments, and the Amendments thereupon were adopted and became effective.  The Company’s Declaration of Trust, as amended by the Amendments, is attached to this Current Report as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit No.                 Description

3.1                                                              Articles of Amendment and Third Restated Declaration of Trust, as amended

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    INVESTORS REAL ESTATE TRUST

                                                                                    By:      ____________________________

                                                                                                Timothy P. Mihalick
                                                                                                Senior Vice President & Chief Operating Officer

Date:   September 19, 2007